WaMu Mortgage Pass-Through Certificates
Series 2003-AR8

Marketing Materials

[$1,243,124,100] (Approximate)

[GRAPHIC OMITTED]
Washington Mutual

Washington Mutual Mortgage Securities Corp.
Depositor and Master Servicer

Washington Mutual Bank, FA
Servicer

Lehmann Brothers
Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2003-AR8
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Preliminary Term Sheet	Date Prepared: June 25, 2003

Contacts

Trading:

Brian Hargrave / Rich McKinney	(212) 526-8320

Brendan Garvey	(212) 526-8315

Syndicate:

Kevin White / Daniel Covello	(212) 526-9519

Residential Mortgage Finance:

Stan Labanowski	(212) 526-6211

Mike Hitzmann	(212) 526-5806

Andrea Lenox	(212) 526-9637

Darius Houseal	(212) 526-9466

ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE CURRENT COLLATERAL BALANCES AS OF JUNE 23, 2003 (THE “STATISTICAL CALCULATION DATE”) UNLESS OTHERWISE INDICATED. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN ANY SUBSEQUENT TERM SHEETS AND THE PROSPECTUS SUPPLEMENT. THE PROSPECTUS SUPPLEMENT SUPERSEDES THE INFORMATION IN ALL PRIOR TERM SHEETS, IF ANY.

FOR THE PURPOSES OF THE CALCULATIONS IN THE FOLLOWING TABLE AND THE YIELD TABLES ON PAGES 12-14, THE MORTGAGE LOANS ARE ASSUMED TO HAVE AN AGGREGATE UNPAID PRINCIPAL BALANCE (“UPB”) OF $1,250,000,000, THE MORTGAGE LOANS ARE ASSUMED TO ADJUST ANNUALLY BASED ON ONE YEAR CONSTANT MATURITY TREASURY (“CMT”) PLUS THEIR RESPECTIVE MARGIN, AND ONE YEAR CMT IS HELD CONSTANT AT 1.00%. THE MORTGAGE LOANS ARE ASSUMED TO HAVE THE FOLLOWING ADDITIONAL CHARACTERISTICS BASED ON A JULY 1, 2003 CUT-OFF DATE:

ASSUMED MORTGAGE LOAN CHARACTERISTICS:

----- ---------------- -------------- -------------- ------- ----- ----------- ------------- ----------- ------------- ---------
                                           NET
                           GROSS           RATE                    REMAINING      MARGIN        FLOOR      MAX RATE    MONTHS
 #        UPB ($)        RATE (%)          (%)        WAM    AGE    IO TERM         (%)         (%)          (%)       TO ROLL
----- ---------------- -------------- -------------- ------- ----- ----------- ------------- ----------- ------------- ---------
 1      3,761,179.00   5.2163693916      4.7913693916    353     7    N/A        2.75000      2.75000     10.48038      53
 2      2,216,314.28   5.5000000000      5.0750000000    354     6    N/A        2.75000      2.75000     10.50000      54
 3         79,110.75   5.3750000000      4.9500000000    356     4    N/A        2.75000      2.75000     10.37500      56
 4      2,621,419.16   4.8491743654      4.4241743654    357     3    N/A        2.75000      2.75000     9.84917       57
 5     13,322,064.70   4.8802316005      4.4552316005    358     2    N/A        2.75000      2.75000     9.88755       58
 6     37,482,481.21   4.7924846201      4.3674846201    359     1    N/A        2.75000      2.75000     9.81901       59
 7    153,022,186.27   4.7433139047      4.3183139047    360     0    N/A        2.75255      2.75255     9.75161       60
 8        765,156.58   6.5000000000      6.0750000000    346     14    46        2.75000      2.75000     11.50000      46
 9        764,099.43   5.3750000000      4.9500000000    352     7     52        2.75000      2.75000     10.37500      52
10      3,272,043.63   5.4878735875      5.0628735875    354     6     54        2.75000      2.75000     10.48787      54
11      2,382,675.66   5.3750000000      4.9500000000    355     5     55        2.75000      2.75000     10.41379      55
12      3,701,671.49   5.2832935660      4.8582935660    356     4     56        2.75000      2.75000     10.28329      56
13     15,517,686.94   4.8944221042      4.4694221042    357     3     57        2.75000      2.75000     9.89442       57
14     35,225,448.85   4.8378536215      4.4128536215    358     2     58        2.75000      2.75000     9.83785       58
15     95,364,785.55   4.8061199226      4.3811199226    359     1     59        2.75000      2.75000     9.80612       59
16    880,501,676.50   4.6241942377      4.1991942377    360     0     60        2.75000      2.75000     9.62806       60

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehmann Brothers	2	Residential Mortgage Finance

Preliminary Term Sheet	Date Prepared: June 25, 2003

WaMu Mortgage Pass-Through Certificates, Series 2003-AR8

[$1,243,124,100] (Approximate, Subject to +/- 10% Variance)

Publicly Offered Senior Certificates
5/1 Hybrid ARM Residential Mortgage Loans

Class	Principal Amount (Approx.) (1)	WAL (Yrs) To Wtd Avg Roll/Mat (2)	Pmt Window (Mths) To Wtd Avg Roll/Mat (2)	Interest Rate Type	Tranche Type	Expected Ratings Moody's/S&P/Fitch
A	[$1,214,999,000]	2.62/3.34	1-60/1-360	Fixed (3)	Senior PT	Aaa/AAA/AAA
B-1	$[13,125,000]	4.37/5.99	1-60/1-360	(4)	Subordinate PT	Aa2/AA/AA
B-2	$[10,000,000]	4.37/5.99	1-60/1-360	(4)	Subordinate PT	A2/A/A
B-3	$[5,000,000]	4.37/5.99	1-60/1-360	(4)	Subordinate PT	Baa2/BBB/BBB
R(5) X(6)	$100 Notional	Information Not Provided Hereby			Senior Residual Senior IO	Aaa/AAA/AAA Aaa/AAA/AAA
B-4	$[1,875,000]				Subordinate PT	Ba2/BB/BB
B-5	$[1,875,000]	Privately Offered Certificates			Subordinate PT	B2/B/B
B-6	$[3,125,900]				Subordinate PT	NR/NR
Total:	$[1,250,000,000]

(1)	The Certificates (as described herein) are collateralized by a pool of 5/1 ARM loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)	The WAL and Payment Window for the Senior Certificates and Public Subordinate Certificates are shown to the Distribution Date in July 2008 (the “Weighted Average Roll Date”).

(3)	For every Distribution Date on or prior to the Weighted Average Roll Date, the Class A Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for such class and (b) the weighted average Net Mortgage Rate for each Mortgage Loan (such weighted average, the “Net WAC”). For every Distribution Date after the Weighted Average Roll Date, the interest rate for the Class A Certificates will be equal to the Net WAC of the Mortgage Loans.

(4)	For each Distribution Date, the Subordinate Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans. As of the Statistical Calculation Date, the Net WAC for the initial Distribution Date is expected to be approximately [4.256]%.

(5)	REMIC Residual. For each Distribution Date, the Class R Certificate will have an interest rate equal to the Net WAC of the Mortgage Loans. As of the Statistical Calculation Date, the Net WAC for the initial Distribution Date is expected to be approximately [4.256]%.

(6)	The Class X Certificates will accrue interest, based on a Class Notional Amount (as defined herein), up to and including the Weighted Average Roll Date, equal to the excess, if any, of (a) the Net WAC of the Mortgage Loans over (b) the Class A Certificate interest rate. After the Weighted Average Roll Date, the Class X Certificates will no longer be entitled to receive distributions of any kind.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehmann Brothers	3	Residential Mortgage Finance

Depositor and Master Servicer:	Washington Mutual Mortgage Securities Corp. ("WMMSC")

Servicer:	Washington Mutual Bank, FA ("WMBFA")

Lead Manager:	Lehman Brothers Inc.

Co-Managers:	Bear Stearns & Co. Inc., Greenwich Capital Markets, Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp.

Trustee:	Deutsche Bank National Trust Company

Rating Agencies:	Moody's, S&P and Fitch will rate the Senior Certificates and the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates. The Class B-6 Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 3 of this Preliminary Term Sheet

Cut-off Date:	July 1, 2003

Statistical Calculation Date:	June 23, 2003

Expected Pricing Date:	On or about June [27], 2003.

Closing Date:	On or about July [25], 2003.

Distribution Date:	The 25th day of each month (or if such day is not a business day, the next succeeding business day), commencing in August 2003

Fixed Servicing Fee:	0.375% per annum of the aggregate principal balance of the Mortgage Loans.

Master Servicing Fee:	0.050% per annum of the aggregate principal balance of the Mortgage Loans.

Certificates:	The "Senior Certificates" will consist of the Class A Certificates, the Class X Certificates, and the Class R Certificate. The Class A Certificates will be the "Senior Pass-Through Certificates" while the "Class X Certificates" will be the "Interest Only Certificates". The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, and Class B-6 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." The Senior Certificates, the Interest Only Certificates, and the Class B-1, Class B-2, and Class B-3 Certificates (the "Public Subordinate Certificates" together with the Senior Certificates, the "Offered Certificates") are being offered publicly

Accrued Interest:	The Senior Certificates and the Public Subordinate Certificates settle with accrued interest. The price to be paid by investors for the Senior Certificates and the Public Subordinate Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (24 days)

Delay Days:	24 days

Day Count:	30/360

Interest Accrual Period:	The interest accrual period with respect to the Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs.

Registration:	The Offered Certificates will be made available in book-entry form through DTC.

Federal Tax Treatment:	It is anticipated that the Class A, Class X, Class B-1, Class B-2, and Class B-3 Certificates will be treated as REMIC regular interests for federal income tax purposes. It is anticipated that the Class R Certificate will be residual interests for federal income tax purposes

ERISA Eligibility:	The Class A, Class X and the Public Subordinate Certificates are expected to be ERISA eligible, subject to the limitations set forth in the final prospectus supplement. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates, the Class X Certificates, and the Public Subordinate Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The Class R Certificate is not expected to be ERISA eligible

SMMEA Treatment:	The Senior Certificates and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA

Optional Termination:	The terms of the transaction allow for a termination of the Offered Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than 5% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date")

Weighted Average Roll Date:	The Distribution Date in July 2008 (month 60).

Pricing Prepayment Speed:	The Offered Certificates will be priced to a 25% constant prepayment rate ("CPR").

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehmann Brothers	5	Residential Mortgage Finance

Mortgage Loans:	As of the Statistical Calculation Date, the aggregate principal balance of the mortgage loans described herein is approximately $ 608,559,539.75 (the "Mortgage Loans"). The Mortgage Loans are non-convertible, adjustable rate One Year CMT indexed mortgage loans with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan ("5/1 ARM"). Each Mortgage Loan has an original term to maturity of 30 years

As of the Statistical Calculation Date, approximately 83.00% of the Statistical Calculation Mortgage Loans are scheduled to pay only interest for the first 5 years of their term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize each mortgage loan over its remaining 25 year term. The Statistical Calculation Mortgage Loans are secured by first liens on one- to four-family residential properties. See the attached collateral descriptions for more information.

The information related to the Mortgage Loans described herein reflects information as of the Statistical Calculation Date with respect to a portion of the Mortgage Loans expected to be included in the mortgage pool. It is expected that the characteristics of the Mortgage Loans on the Closing Date will be substantially similar to the characteristics of the Mortgage Loans described herein. On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $[1,250,000,000,000], subject to an increase or decrease of 10% from the amounts shown on page 3

Interest Only Classes:	The Class X Certificates will be interest only certificates; they will not be entitled to payments of principal and will accrue interest on its Notional Amount, as defined below under "Class X Notional Amount"
Class X Notional Amount:	The Class X Certificates will accrue interest on its Notional Amount.

For each Distribution Date in or before July 2008 (month 60) the Notional Amount for the Class X Certificates will be equal to the Class Principal Balance of the Class A Certificates immediately before such Distribution Date. After the Distribution Date in July 2008, the Class X Certificates will have a Notional Amount equal to zero and will not be entitled to distributions of any kind

Last Scheduled Distribution Date:	The Last Scheduled Distribution Date for the certificates (other than the Class X Certificates) is the Distribution Date in [August 2033], which is the Distribution Date in the month after the scheduled maturity date for the latest maturing mortgage loan.

The Last Scheduled Distribution Date for the Class X Certificates is the Distribution Date in July 2008, which is the last Distribution Date on which the Class X Certificates are entitled to receive distributions of any kind

Net Mortgage Rate:	The Net Mortgage Rate for each mortgage loan is equal to the per annum mortgage interest rate on that mortgage loan less the sum of the master servicing fee rate and fixed servicing fee rate

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehmann Brothers	6	Residential Mortgage Finance

Net WAC:	The Net WAC for any Distribution Date is the weighted average of the Net Mortgage Rates of the mortgage loans as of the second preceding Due Date after giving effect to the payments due on the mortgage loans on that Due Date

As of the Statistical Calculation Date and with respect to the Statistical Calculation Mortgage Loans, the Net WAC for the initial Distribution Date in August 2003 is expected to be approximately [4.256%]

Due Date:	The day on which the monthly payment for each Mortgage Loan is due is the "Due Date".

Prior Period:	With respect to any Distribution Date, the calendar month immediately preceding such Distribution Date is the "Prior Period."

Payoffs:	Payoffs are prepayments in full.

Curtailments:	Curtailments are partial prepayments on a mortgage loan.

Advancing Obligation:	The Master Servicer is obligated to advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable

Compensating Interest:	Washington Mutual Mortgage Securities Corp., as Master Servicer, is obligated to remit to the Certificate Account on the business day before each Distribution Date an amount equal to the lesser of (a) any shortfall for the previous month in interest collections resulting from the timing of Payoffs made from the 15th day of the calendar month preceding the Distribution Date to the last day of the month and (b) the applicable monthly master servicing fee payable to Washington Mutual Mortgage Securities Corp., any reinvestment income realized by Washington Mutual Mortgage Securities Corp., as Master Servicer, relating to Payoffs made during the Prepayment Period (as defined below) and interest payments on Payoffs received during the period of the first day through the 14th day of the month of the Distribution Date. Compensating Interest will be added to the Available Distribution Amount.

Any remaining shortfall in interest collections resulting from Curtailments, the timing of Payoffs and the Relief Act will be allocated pro rata to the certificates, according to the amount of interest to which each class of certificates would otherwise be entitled, in each case, in reduction of that amount

Prepayment Period:	For each Distribution Date and each Payoff, the "Prepayment Period" will start on the 15th day of the month preceding the month in which the Distribution Date occurs (or, in the case of the first Distribution Date, beginning on the Cut-off Date) and will end on the 14th day of the month in which the Distribution Date occurs. For each Distribution Date and each Curtailment, the related "Prepayment Period" will be the month preceding the month in which the Distribution Date occurs

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehmann Brothers	7	Residential Mortgage Finance

Credit Enhancement:	Senior/subordinate, shifting interest structure. The initial credit enhancement for the Class A Certificates will consist of the subordination of the Class B Certificates, initially [2.80]% total subordination.

The initial credit enhancement information shown below is subject to final rating agency approval:

Subordination of Class B Certificates

Priority of Payment	Class A Credit Support (2.80%)	Order of Loss Allocation
Class B-1
Credit Support (1.75%)
Class B-2
Credit Support (0.95%)
Class B-3
Credit Support (0.55%)
Class B-4
Credit Support (0.40%)
Class B-5
Credit Support (0.25%)
Class B-6
Credit Support (0.00%)

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehmann Brothers	8	Residential Mortgage Finance

Shifting Interest:	Until the first Distribution Date occurring after [July 2010], the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates (other than the Class X Certificates) are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:	Unscheduled Principal Payments (%)
August 2003 - July 2010	0% Pro Rata Share
August 2010 - July 2011	30% Pro Rata Share
August 2011 - July 2012	40% Pro Rata Share
August 2012 - July 2013	60% Pro Rata Share
August 2013 - July 2014	80% Pro Rata Share
August 2014 and after	100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior Certificates (other than the Class X Certificates) and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in [August 2006], the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in [August 2006], the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments

In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates (other than the Class X Certificates) will receive all unscheduled prepayments for the Mortgage Loans, regardless of any prepayment percentages

Allocation of Realized Losses:	Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter pro rata to the Senior Certificates until each respective class principal balance has been reduced to zero

Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates (other than the Class X Certificates) on a pro rata basis

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehmann Brothers	9	Residential Mortgage Finance

Certificates Priority of Distributions:	Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)	Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate;
2)	Class R Certificate, principal, until its class principal balance is reduced to zero;
3)	Class A Certificates, principal allocable to such Class, until its class principal balance is reduced to zero;
4)	Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;
5)	Class B-1 Certificates, principal allocable to such Class, until its class principal balance has been reduced to zero;
6)	Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;
7)	Class B-2 Certificates, principal allocable to such Class, until its class principal balance has been reduced to zero;
8)	Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;
9)	Class B-3 Certificates, principal allocable to such Class, until its class principal balance has been reduced to zero;
10)	Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and the respective shares of principal allocable to such Classes;
11)	Class R Certificate, any remaining amount.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehmann Brothers	10	Residential Mortgage Finance

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Lehman Brothers in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Lehman Brothers and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Lehman Brothers nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Lehman Brothers Trading Desk at (212) 526-8320.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehmann Brothers	11	Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2003-AR8
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Yield Tables (%)

Class A-1 to Weighted Average Roll Date

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
101-16	3.31	3.25	3.17	3.09	3.00	2.77
WAL (yr)	3.85	3.38	2.98	2.62	2.31	1.79
MDUR (yr)	3.50	3.10	2.74	2.43	2.15	1.69
First Prin Pay	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03
Last Prin Pay	07/25/08	07/25/08	07/25/08	07/25/08	07/25/08	07/25/08

Class A to Maturity

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
101-16	3.33	3.28	3.22	3.14	3.04	2.81
WAL (yr)	7.68	5.53	4.21	3.34	2.72	1.92
MDUR (yr)	6.13	4.63	3.66	2.98	2.48	1.80
First Prin Pay	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03
Last Prin Pay	07/25/33	07/25/33	07/25/33	07/25/33	07/25/33	07/25/33

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehmann Brothers	12	Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2003-AR8
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Yield Tables (%)

Class B-1 to Weighted Average Roll Date

Flat Price	10%CPR	15%CPR	20%CPR	25%CPR	30%CPR	40%CPR
101-24	3.83	3.83	3.80	3.77	3.75	3.67
WAL (yr)	4.97	4.94	4.66	4.37	4.11	3.57
MDUR (yr)	4.41	4.38	4.15	3.92	3.70	3.25
First Prin Pay	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03
Last Prin Pay	07/25/08	07/25/08	07/25/08	07/25/08	07/25/08	07/25/08

Class B-2 to Weighted Average Roll Date

Flat Price	10%CPR	15%CPR	20%CPR	25%CPR	30%CPR	40%CPR
100-18	4.10	4.09	4.09	4.07	4.06	4.03
WAL (yr)	4.97	4.94	4.66	4.37	4.11	3.57
MDUR (yr)	4.40	4.37	4.14	3.91	3.69	3.24
First Prin Pay	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03
Last Prin Pay	07/25/08	07/25/08	07/25/08	07/25/08	07/25/08	07/25/08

Class B-3 to Weighted Average Roll Date

Flat Price	10%CPR	15%CPR	20%CPR	25%CPR	30%CPR	40%CPR
99-12	4.37	4.37	4.37	4.38	4.38	4.40
WAL (yr)	4.97	4.94	4.66	4.37	4.11	3.57
MDUR (yr)	4.39	4.36	4.13	3.90	3.68	3.22
First Prin Pay	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03
Last Prin Pay	07/25/08	07/25/08	07/25/08	07/25/08	07/25/08	07/25/08

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehmann Brothers	13	Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2003-AR8
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Yield Tables (%)

Class B-1 to Maturity

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
101-24	3.57	3.63	3.66	3.68	3.68	3.64
WAL (yr)	12.70	9.41	7.24	5.99	5.18	4.03
MDUR (yr)	9.50	7.43	5.96	5.08	4.48	3.59
First Prin Pay	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03
Last Prin Pay	07/25/33	07/25/33	07/25/33	07/25/33	07/25/33	11/25/31

Class B-2 to Maturity

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
100-18	3.69	3.79	3.86	3.91	3.94	3.97
WAL (yr)	12.70	9.41	7.24	5.99	5.18	4.03
MDUR (yr)	9.46	7.39	5.93	5.05	4.46	3.57
First Prin Pay	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03
Last Prin Pay	07/25/33	07/25/33	07/25/33	07/25/33	07/25/33	10/25/31

Class B-3 to Maturity

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
99-12	3.82	3.95	4.06	4.14	4.20	4.30
WAL (yr)	12.70	9.41	7.24	5.99	5.18	4.03
MDUR (yr)	9.41	7.36	5.90	5.03	4.43	3.55
First Prin Pay	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03	08/25/03
Last Prin Pay	07/25/33	07/25/33	07/25/33	07/25/33	07/25/33	06/25/31

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehmann Brothers	14	Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2003-AR8
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

WaMu Mortgage Pass-Through Certificates
Series 2003-AR8
30 Year 5/1 Hybrid ARM Mortgage Loans
Preliminary Collateral Information As of the Statistical Calculation Date

TOTAL CURRENT BALANCE	$608,559,539.	75
NUMBER OF LOANS	932
			Minim	um	Maxim	um
AVG CURRENT BALANCE	$652,960.	88	$38,514.	88	$1,500,000.	00
AVG ORIGINAL AMOUNT	$653,410.	58	$327,200.	00	$1,500,000.	00
WAVG LON RATE	4.6	81%	3.5	00%	6.5	00%
WAVG GROSS MARGIN	2.7	50%	2.7	50%	3.2	50%
WAVG MAX LOAN RATE	9.6	86%	8.6	25%	11.	500%
WAVG PERIODIC RATE CAP:	2.0	00%	2.0	00%	2.0	00%
WAVG FIRST RATE CAP:	5.0	00%	5.0	00%	5.0	00%
WAVG ORIGINAL LTV	64.	02%	7.	76%	95.	00%
WAVG CREDIT SCORE	745		619		823
WAVG ORIGINAL TERM:	360.0	months	360.0	months	360.0	months
WAVG REMAINING TERM (1):	359.7	months	346.0	months	360.0	months
WAVG SEASONING (1):	0.3	months	0.0	months	14.0	months
WAVG NEXT RATE RESET (1):	59.7	months	46.0	months	60	months
WAVG RATE ADJ FREQ:	12.0	months	12.0	months	12.0	months
WAVG FIRST RATE ADJ FREQ:	60.0	months	60.0	months	60.0	months

TOP STATE CONC ($): MAXIMUM ZIP CODE CONC ($):	66.48% California, 5.39 % Illinois, 4.67 % New York 2.03% 94010

FIRST PAY DATE:	June 01, 2002	August 01, 2003
RATE CHG DATE:	May 01, 2007	July 01, 2008
MATURE DATE:	May 01, 2032	July 1, 2033

    (1)        The weighted-average (“WAVG”) REMAINING TERM (“WAM”) and SEASONING (“AGE”) were calculated as of July 1, 2003.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehmann Brothers	15	Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2003-AR8
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

INDEX:	Number of Mortgage Loans	Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding
1 Year CMT (Weekly)	932	608,559,539.75	100.00
Total:	932	608,559,539.75	100.00

PRODUCT:	Number of Mortgage Loans	Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding
5/1 ARM	932	608,559,539.75	100.00
Total:	932	608,559,539.75	100.00
DELINQUENCY:	Number of Mortgage Loans	Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding
Current	932	608,559,539.75	100.00
Total:	932	608,559,539.75	100.00

CURRENT BALANCE ($):	Number of Mortgage Loans	Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding
0.01 - 100,000.00	1	38,514.88	0.01
300,000.01 - 400,000.00	170	62,769,901.91	10.31
400,000.01 - 500,000.00	197	88,627,474.00	14.56
500,000.01 - 600,000.00	143	79,448,737.70	13.06
600,000.01 - 700,000.00	106	68,627,809.13	11.28
700,000.01 - 800,000.00	77	58,410,318.83	9.60
800,000.01 - 900,000.00	60	51,138,943.88	8.40
900,000.01 - 1,000,000.00	72	70,424,064.42	11.57
1,000,000.01 - 1,100,000.00	34	35,886,150.00	5.90
1,100,000.01 - 1,200,000.00	24	27,817,950.00	4.57
1,200,000.01 - 1,300,000.00	17	21,324,925.00	3.50
1,300,000.01 - 1,400,000.00	15	20,331,000.00	3.34
1,400,000.01 - 1,500,000.00	16	23,713,750.00	3.90

Total:	932	608,559,539.75	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehmann Brothers	16	Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2003-AR8
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

LOAN RATE (%):	Number of Mortgage Loans	Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding
3.251 - 3.500	1	386,000.00	0.06
3.501 - 3.750	6	4,020,000.00	0.66
3.751 - 4.000	20	12,651,850.00	2.08
4.001 - 4.250	60	39,801,768.07	6.54
4.251 - 4.500	178	118,183,139.00	19.42
4.501 - 4.750	384	257,557,092.73	42.32
4.751 - 5.000	203	133,093,251.55	21.87
5.001 - 5.250	57	31,673,893.73	5.20
5.251 - 5.500	15	7,460,883.81	1.23
5.501 - 5.750	6	3,005,146.19	0.49
5.751 - 6.000	1	354,000.00	0.06
6.251 - 6.500	1	372,514.67	0.06

Total:	932	608,559,539.75	100.00

GROSS MARGIN (%):	Number of Mortgage Loans	Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding
2.750	931	608,180,339.75	99.94
3.250	1	379,200.00	0.06

Total:	932	608,559,539.75	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehmann Brothers	17	Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2003-AR8
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

MAXIMUM LOAN RATE (%):	Number of Mortgage Loans	Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding
8.501 - 8.750	6	4,020,000.00	0.66
8.751 - 9.000	21	13,037,850.00	2.14
9.001 - 9.250	60	39,801,768.07	6.54
9.251 - 9.500	177	117,558,139.00	19.32
9.501 - 9.750	380	254,570,005.28	41.83
9.751 - 10.000	203	133,862,651.55	22.00
10.001 - 10.250	57	31,673,893.73	5.20
10.251 - 10.500	17	8,436,071.26	1.39
10.501 - 10.750	9	4,872,646.19	0.80
10.751 - 11.000	1	354,000.00	0.06
11.251 - 11.500	1	372,514.67	0.06

Total:	932	608,559,539.75	100.00

FIRST RATE CAP (%):	Number of Mortgage Loans	Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding
5.000	932	608,559,539.75	100.00

Total:	932	608,559,539.75	100.00

PERIODIC RATE CAP (%):	Number of Mortgage Loans	Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding
2.000	932	608,559,539.75	100.00

Total:	932	608,559,539.75	100.00

ORIGINAL TERM (months):	Number of Mortgage Loans	Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding
2.000	932	608,559,539.75	100.00

Total:	932	608,559,539.75	100.00

REMAINING TERM (months)(1):	Number of Mortgage Loans	Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding
337-348	1	372,514.67	0.06
349-360	931	608,187,025.08	99.94

Total:	932	608,559,539.75	100.00

(1) As of July 1, 2003

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehmann Brothers	18	Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2003-AR8
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

FIRST RATE ADJUSTMENT DATE:	Number of Mortgage Loans	Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding
2007-05	1	372,514.67	0.06
2007-12	5	2,203,121.09	0.36
2008-01	5	2,671,994.05	0.44
2008-02	2	1,160,000.00	0.19
2008-03	4	1,840,664.88	0.30
2008-04	11	8,830,980.85	1.45
2008-05	35	23,635,242.00	3.88
2008-06	100	64,676,377.21	10.63
2008-07	769	503,168,645.00	82.68

Total:	932	608,559,539.75	100.00

ORIGINAL LTV (%):	Number of Mortgage Loans	Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding
5.01 - 10.00	2	1,221,000.00	0.20
10.01 - 15.00	2	1,402,000.00	0.23
15.01 - 20.00	2	935,000.00	0.15
20.01 - 25.00	8	5,734,000.00	0.94
25.01 - 30.00	7	5,613,000.00	0.92
30.01 - 35.00	23	14,492,750.00	2.38
35.01 - 40.00	27	17,440,499.00	2.87
40.01 - 45.00	28	20,183,089.76	3.32
45.01 - 50.00	44	30,314,270.42	4.98
50.01 - 55.00	40	27,553,050.00	4.53
55.01 - 60.00	65	46,869,626.86	7.70
60.01 - 65.00	170	135,320,162.15	22.24
65.01 - 70.00	130	91,274,809.03	15.00
70.01 - 75.00	158	96,095,340.83	15.79
75.01 - 80.00	213	109,751,754.49	18.03
80.01 - 85.00	1	38,514.88	0.01
85.01 - 90.00	8	2,880,350.00	0.47
90.01 - 95.00	4	1,440,322.33	0.24

Total:	932	608,559,539.75	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehmann Brothers	19	Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2003-AR8
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

CREDIT SCORE:	Number of Mortgage Loans	Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding
600 - 649	13	7,154,370.10	1.18
650 - 699	74	38,375,906.30	6.31
700 - 749	379	255,399,294.08	41.97
750 - 799	442	291,534,319.27	47.91
800 - 849	24	16,095,650.00	2.64

Total:	932	608,559,539.75	100.00

AMORTIZATION:	Number of Mortgage Loans	Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding
Fully Amortizing	209	103,457,436.90	17.00
Interest Only	723	505,102,102.85	83.00

Total:	932	608,559,539.75	100.00

DOCUMENTATION:	Number of Mortgage Loans	Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding
Reduced	523	365,774,862.77	60.11
Full	409	242,784,676.98	39.89

Total:	932	608,559,539.75	100.00

OCCUPANCY:	Number of Mortgage Loans	Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding
Primary Home	884	580,996,668.56	95.47
Second Home	48	27,562,871.19	4.53

Total:	932	608,559,539.75	100.00

PROPERTY TYPE:	Number of Mortgage Loans	Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding
Single Family	852	563,716,804.61	92.63
Condo	73	40,785,002.14	6.70
Coop	7	4,057,733.00	0.67

Total:	932	608,559,539.75	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehmann Brothers	20	Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2003-AR8
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

PURPOSE:	Number of Mortgage Loans	Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding
Rate/Term Refinance	443	298,586,076.90	49.06
Cash Out Refinance	248	167,296,675.93	27.49
Purchase	241	142,676,786.92	23.45

Total:	932	608,559,539.75	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehmann Brothers	21	Residential Mortgage Finance

GEOGRAPHIC AREA:	Number of Mortgage Loans	Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding
Arizona	20	13,020,194.00	2.14
California	610	404,553,500.28	66.48
Colorado	22	12,758,055.62	2.10
Connecticut	19	13,969,315.00	2.30
District Of Columbia	2	1,750,000.00	0.29
Florida	21	13,101,000.00	2.15
Georgia	7	4,386,270.42	0.72
Illinois	50	32,778,521.40	5.39
Kansas	3	1,245,977.00	0.20
Massachusetts	19	11,355,040.76	1.87
Maryland	7	5,039,000.00	0.83
Michigan	13	8,717,837.45	1.43
Minnesota	3	1,619,500.00	0.27
Missouri	4	4,068,300.00	0.67
Montana	2	792,853.31	0.13
North Carolina	3	1,236,000.00	0.20
Nebraska	1	454,000.00	0.07
New Jersey	13	8,074,000.00	1.33
New Mexico	1	500,000.00	0.08
Nevada	5	3,195,000.00	0.53
New York	45	28,396,145.10	4.67
Ohio	4	2,402,000.00	0.39
Oregon	7	3,464,900.00	0.57
Pennsylvania	6	3,268,646.19	0.54
South Carolina	1	580,000.00	0.10
Texas	5	2,692,011.31	0.44
Utah	1	371,000.00	0.06
Virginia	4	3,093,100.00	0.51
Washington	33	21,274,871.91	3.50
Wisconsin	1	402,500.00	0.07

Total:	932	608,559,539.75	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehmann Brothers	22	Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2003-AR8
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

NORTH/SOUTH CA BREAKOUT:	Number of Mortgage Loans	Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding
CA-N	385	251,851,783.42	41.38
CA-S	225	152,701,716.86	25.09
Other	322	204,006,039.47	33.52

Total:	932	608,559,539.75	100.00

TOP 50 PROP ZIP (CA)	Number of Mortgage Loans	Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding
94025 MENLO PARK , CA	14	11,134,250.00	2.75
94941 MILL VALLEY , CA	14	9,172,600.00	2.27
94920 TIBURON , CA	7	7,902,575.00	1.95
95070 SARATOGA , CA	8	7,577,763.47	1.87
90210 BEVERLY HILLS , CA	9	7,544,416.14	1.86
94024 LOS ALTOS , CA	7	6,382,000.00	1.58
90049 LOS ANGELES , CA	7	6,304,700.00	1.56
94010 HILLSBOROUGH , CA	5	5,955,000.00	1.47
95120 SAN JOSE , CA	9	5,369,000.00	1.33
93108 SANTA BARBARA , CA	6	5,315,000.00	1.31
94965 SAUSALITO , CA	6	5,296,500.00	1.31
94301 PALO ALTO , CA	7	5,291,750.00	1.31
90265 MALIBU , CA	6	5,022,000.00	1.24
94010 BURLINGAME , CA	6	4,807,750.00	1.19
94027 ATHERTON , CA	5	4,665,000.00	1.15
95030 MONTE SERENO , CA	5	4,665,000.00	1.15
94022 LOS ALTOS , CA	6	4,316,000.00	1.07
94506 DANVILLE , CA	6	4,291,500.00	1.06
94901 SAN RAFAEL , CA	7	4,244,572.56	1.05
94507 ALAMO , CA	4	3,989,500.00	0.99
92651 LAGUNA BEACH , CA	5	3,628,000.00	0.90
93923 CARMEL , CA	5	3,587,000.00	0.89
92037 LA JOLLA , CA	4	3,560,400.00	0.88
94062 REDWOOD CITY , CA	6	3,539,000.00	0.87
92663 NEWPORT BEACH , CA	4	3,490,000.00	0.86
94583 SAN RAMON , CA	6	3,489,060.00	0.86
92625 NEWPORT BEACH , CA	3	3,446,500.00	0.85
91302 CALABASAS , CA	4	3,374,000.00	0.83
94402 SAN MATEO , CA	5	3,371,200.00	0.83
93109 SANTA BARBARA , CA	3	3,225,000.00	0.80
95032 LOS GATOS , CA	4	3,208,000.00	0.79
95125 SAN JOSE , CA	5	3,078,000.00	0.76

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehmann Brothers	23	Residential Mortgage Finance

TOP 50 PROP ZIP (CA) (Cont.)	Number of Mortgage Loans	Principal Balance Outstanding	% of Aggregate Principal Balance Outstanding
94611 PIEDMONT , CA	4	2,943,000.00	0.73
94566 PLEASANTON , CA	5	2,937,300.00	0.73
94563 ORINDA , CA	4	2,935,000.00	0.73
95030 LOS GATOS , CA	3	2,920,000.00	0.72
94539 FREMONT , CA	5	2,916,500.00	0.72
94611 OAKLAND , CA	5	2,868,000.00	0.71
95138 SAN JOSE , CA	5	2,793,000.00	0.69
95404 SANTA ROSA , CA	2	2,700,000.00	0.67
92130 SAN DIEGO , CA	4	2,627,000.00	0.65
94549 LAFAYETTE , CA	4	2,541,175.00	0.63
94062 WOODSIDE , CA	2	2,527,000.00	0.62
92067 RANCHO SANTA FE , CA	2	2,511,100.00	0.62
92127 SAN DIEGO , CA	4	2,461,000.00	0.61
94118 SAN FRANCISCO , CA	4	2,455,000.00	0.61
94526 DANVILLE , CA	4	2,449,000.00	0.61
94040 MOUNTAIN VIEW , CA	4	2,448,000.00	0.61
91362 THOUSAND OAKS , CA	3	2,447,740.00	0.61
94028 PORTOLA VALLEY , CA	4	2,380,000.00	0.59
Other	344	196,450,648.11	48.56

Total:	610	404,553,500.28	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehmann Brothers	24	Residential Mortgage Finance